UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2018

LIBERTY TAX, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization)	001-35588 (Commission File Number)	27-3561876 (I.R.S. Employer Identification No.)

1716 Corporate Landing Parkway, Virginia Beach, Virginia (Address of principal executive offices)	23454 (Zip Code)

Registrant’s telephone number, including area code: (757) 493-8855

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of Liberty Tax, Inc. (the “Company”), dated February 19, 2018 and filed on February 23, 2018 (the “Original Form 8-K”). This Form 8-K/A is being filed to provide updated information on the compensatory arrangements with certain executive officers pursuant to Instruction 2 to Form 8-K, and amends Item 5.02 of the Original Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in the Original Form 8-K, on February 19, 2018 the Board of Directors (the “Board”) of the Company appointed Nicole Ossenfort as President and Chief Executive Officer of the Company, Shaun York as Chief Operating Officer of the Company, and Ryan Dodson as Chief Strategy Officer of the Company. At the time of the Board’s appointment of Ms. Ossenfort and Messrs. York and Dodson, the Compensation Committee of the Board had not determined the compensatory arrangements for such officers.

At a meeting held on March 16, 2018, the Compensation Committee comprised of G. William Minner, Jr. and Ross N. Longfield unanimously approved interim annual base salaries for Ms. Ossenfort and Messrs. York and Dodson in the amounts of $400,000, $300,000 and $300,000, respectively, effective immediately for services provided on and after February 19, 2018. At the meeting, the Compensation Committee also unanimously approved the engagement of Pearl Meyer, a compensation consultant, to provide a market analysis and assessment of the competitiveness of the Company’s executive compensation program. The Compensation Committee intends to consider the total annual compensation to be provided to Ms. Ossenfort and Messrs. York and Dodson, including base salary, bonus, incentive and equity compensation, following the Compensation Committee’s review of the findings of Pearl Meyer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY TAX, INC.

Date: March 22, 2018	By:	/s/ Nicholas Bates
Nicholas Bates
Chief Financial Officer